STOCK ACQUISITION AND REORGANIZATION AGREEMENT

         THIS STOCK ACQUISITION AND REORGANIZATION AGREEMENT ("Agreement") is made and entered into in duplicate effective the 6th day of July, 2001 ("Effective Date"), by and among CCB Corp., a Nevada corporation ("CCB"); nightclubaccess.com, a Nevada corporation ("nightclubaccess.com"); and those persons specified more particularly on that schedule attached to this Agreement marked as Exhibit A, the provisions of which, by this reference, are made a part of this Agreement as though specified completely and specifically at length in this Agreement. For convenience, the persons specified in Exhibit A of this Agreement shall be referred to in this Agreement, collectively, as the "Shareholders" and any of them may be referred to in this Agreement, individually, as a "Shareholder".

                                    RECITALS

     A. The Shareholders own 10,555,714 shares of the $.001 par value common stock of nightclubaccess.com, which are all of the issued and outstanding shares of $.001 par value common stock of nightclubaccess.com ("Shares").


     B. The Shareholders desire to exchange all of the Shares for 10,555,714 shares of the $.001 par value common stock of CCB ("CCB Common Stock"), on the terms and subject to the conditions specified by the provisions of this Agreement.

     C. The Board of Directors of (i) nightclubaccess.com and (ii) CCB have determined that it is advisable and appropriate and in the best interests of the those corporations and their respective shareholders that the exchange contemplated by the provisions of Recital B of this Agreement occur, on the terms and subject to the conditions specified by the provisions of this Agreement.

     D. The parties to this Agreement desire that the transaction contemplated by the provisions of this Agreement satisfy the requirements of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated pursuant thereto.

NOW, THEREFORE, IN CONSIDERATION OF THE RECITALS SPECIFIED ABOVE THAT SHALL BE DEEMED TO BE A SUBSTANTIVE PART OF THIS AGREEMENT, AND THE MUTUAL COVENANTS, PROMISES, UNDERTAKINGS, AGREEMENTS, REPRESENTATIONS AND WARRANTIES SPECIFIED IN THIS AGREEMENT AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, WITH THE INTENT TO BE OBLIGATED LEGALLY AND EQUITABLY, THE PARTIES DO HEREBY COVENANT, PROMISE, AGREE, REPRESENT AND WARRANT AS FOLLOWS:

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

         For purposes of this Agreement, the following terms have the meanings specified or referred to in this Article I:

         "Applicable Contract" -- any Contract (a) pursuant to which a Person (defined below) has or may acquire any rights, (b) pursuant to which such Person has or may become subject to any obligation or liability, or (c) by which such person or any of the assets owned or used by such Person is or may become obligated.

         "Best Efforts" -- the efforts that a prudent Person desiring to achieve a result would use in similar circumstances to ensure that such result is achieved as expeditiously as possible.

         "Breach" -- a "Breach" of a representation, warranty, covenant, obligation, or other provision of this Agreement or any instrument delivered pursuant to this Agreement will be deemed to have occurred if there is or has been (a) any inaccuracy in or breach of, or any failure to perform or comply with, such representation, warranty, covenant, obligation, or other provision, or (b) any claim (by any Person) or other occurrence or circumstance that is or was inconsistent with such representation, warranty, covenant, obligation, or other provision, and the term "Breach" means any such inaccuracy, breach, failure, claim, occurrence, or circumstance.

         "CCB"-- CCB Corp., a Nevada corporation, as defined in the preamble of this Agreement.

         "CCB Common Stock" -- the $.001 par value common stock of CCB, for which the Shareholders will transfer all the issued and outstanding stock of nightclubaccess.com.

          "Consent" -- any approval, consent, ratification, waiver, or other authorization (including any Governmental Authorization (defined below)).

         "Contemplated Transactions" -- all of the transactions contemplated by this Agreement, including; but not limited to:

         (a) the transfer of the Shares by the Shareholders to CCB in exchange for 10,555,714 shares of $.001 par value common stock of CCB;

         (b) the performance by CCB and the Shareholders of their respective covenants and obligations pursuant to this Agreement;

         (c) CCB's acquisition and ownership of the Shares and assumption of control of nightclubaccess.com;

         (d)      the appointment of Derek C. Pink as a director of CCB;

         (e)      the appointment of Jim Meier as a director of CCB;

         (f)      the appointment of John H. Meier as a director of CCB;

         (g)       the appointment of Michael Laidlaw as a director of CCB;

         (h)       the appointment of Harry Evans as a director of CCB; and

         (i) the resignation of Mark Jacques as an officer and director of CCB.

         "Contract" -- any agreement, contract, obligation, promise, or undertaking (whether written or oral and whether express or implied) that is legally obligating.

         "Effective Date" -- the date upon which this Agreement is signed and delivered by the parties hereto, as defined in the preamble of this Agreement.

         "Employee Benefit Plan" -- any "Employee Pension Benefit Plan" (as defined in Section 3(2) of ERISA (defined below), "Employee Welfare Benefit Plan" (as defined in Section 3(1) of ERISA), "Multi-employer Plan" (as defined in Section 3(37) of ERISA), plan of deferred compensation, medical plan, life insurance plan, long-term disability plan, dental plan or other plan providing for the welfare of any of employees or former employees of a Person or beneficiaries thereof (as applicable), personnel policy (including, but not limited to, vacation time, holiday pay, bonus programs, moving expense reimbursement programs and sick leave), excess benefit plan, bonus or incentive plan (including, but not limited to, stock options, restricted stock, stock bonus and deferred bonus plans), salary reduction agreement, change-of-control agreement, employment agreement, consulting agreement or any other benefit, program, agreement or contract.

         "Encumbrance" -- any charge, claim, community property interest, condition, equitable interest, lien, option, pledge, security interest, right of first refusal, or restriction of any nature whatsoever, including any restriction on use, voting, transfer, receipt of income, or exercise of any other attribute of ownership.

         "Environment" -- soil, land surface or subsurface strata, surface waters (including navigable waters, ocean waters, streams, ponds, drainage basins, and wetlands), groundwaters, drinking water supply, stream sediments, ambient air (including indoor air), plant and animal life, and any other environmental medium or natural resource.

         "Environmental, Health, and Safety Liabilities" -- any cost, damages, expense, liability, obligation, or other responsibility arising from or pursuant to applicable Environmental Law (defined below) or Occupational Safety and Health Law (defined below) and consisting of or relating to:

         (a) any environmental, health, or safety matters or conditions (including on-site or off-site contamination, occupational safety and health, and regulation of chemical substances or products);

         (b) fines, penalties, judgments, awards, settlements, legal or administrative proceedings, damages, losses, claims, demands and response, investigative, remedial, or inspection costs and expenses arising pursuant to Environmental Law or Occupational Safety and Health Law, including consultant and attorney fees;

         (c) financial responsibility pursuant to Environmental Law or Occupational Safety and Health Law for cleanup costs or corrective action, including any investigation, cleanup, removal, containment, or other remediation or response actions ("Cleanup") required by applicable Environmental Law or Occupational Safety and Health Law (whether or not such Cleanup has been required or requested by any Governmental Body (defined below) or any other Person) and for any natural resource damages; or

         (d) any other compliance, corrective, investigative, or remedial measures required pursuant to Environmental Law or Occupational Safety and Health Law.

         The terms "removal," "remedial," and "response action," include the types of activities specified by the United States Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. Sections 9601 et seq., as amended ("CERCLA").

         "Environmental Law" -- any Legal Requirement (defined below) that requires or relates to:

         (a) advising appropriate authorities, employees, and the public of intended or actual releases of Hazardous Materials (defined below), violations of discharge limits, or other prohibitions and of the commencements of activities, such as resource extraction or construction, that could have significant impact on the Environment;

         (b) preventing or reducing to acceptable amounts the release of Hazardous Materials into the Environment;

         (c) reducing the quantities, preventing the release, or minimizing the hazardous characteristics of wastes that are generated;

         (d) assuring that products are designed, formulated, packaged, and used so that these products do not present unreasonable risks to human health or the Environment when used or disposed of;

         (e)      protecting resources, species, or ecological amenities;

         (f) reducing to acceptable amounts the risks inherent in the transportation of Hazardous Materials;

         (g) cleaning up Hazardous Materials that have been released, preventing the threat of release, or paying the costs of such clean up or prevention; or

         (h) making responsible parties pay private parties, or groups of them, for damages done to their health or the Environment, or permitting self-appointed representatives of the public interest to recover for injuries done to public assets.

         "ERISA" -- the Employee Retirement Income Security Act of 1974, or any successor law, and regulations and rules issued pursuant to that Act or any successor law.

         "Exchange Act" -- the Securities Exchange Act of 1934, or any successor law, and regulations and rules issued pursuant that Act of any successor law.

         "Facilities" -- any real property, leaseholds, or other interests currently or formerly owned or operated by a Person and any buildings, plants, structures, or equipment (including motor vehicles, aircraft, and rolling stock) currently or formerly owned or operated by such Person.

         "GAAP" -- generally accepted accounting principles, applied on a consistent basis.

         "Governmental Authorization" -- any approval, consent, license, permit, waiver, or other authorization issued, granted, given, or otherwise made available by or pursuant to the authority of any Governmental Body or pursuant to any Legal Requirement (defined below).

         "Governmental Body" -- any:

         (a) nation, state, commonwealth, county, city, town, village, district, ward, or other jurisdiction of any nature;

         (b)     federal, state, local, municipal, foreign, or other government;

         (c) governmental or quasi-governmental authority of any nature whatsoever (including any governmental agency, branch, department, official, or entity and any court or other tribunal);

         (d)     multi-national organization or body; or

         (e) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature whatsoever.

         "Hazardous Activity" -- the distribution, generation, handling, importing, management, manufacturing, processing, production, refinement, Release (defined below), storage, transfer, transportation, treatment, disposal or use (including any withdrawal or other use of groundwater) of Hazardous Materials in, on, under, about, or from Facilities or any part thereof into the Environment, and any other act, omission, business, operation, or thing that increases the danger, or risk of danger, or poses an unreasonable risk of harm to persons or property on or off Facilities, or that may affect the value of Facilities.

         "Hazardous Materials" -- any waste or other substance that is regulated, listed, defined, designated, or classified as, or otherwise determined to be, hazardous, radioactive, or toxic or a pollutant or a contaminant pursuant to any Environmental Law, including any mixture or solution thereof, and specifically including petroleum and all derivatives thereof or synthetic substitutes therefor, polychlorinated biphenyls ("PCBs") and asbestos or asbestos-containing materials.


         "Intellectual Property" -- (i) works of authorship including, without limitation, computer programs, source code and executable code, whether embodied in software, firmware or otherwise, documentation, designs, files, records, data and mask works; (ii) inventions (whether or not patentable), improvements, and technology; (iii) proprietary and confidential information, trade secrets and know how; (iv) databases, data compilations and collections and technical data;
(v) logos, trade names, trade dress, trademarks and service marks; (vi) domain names, web addresses and sites; (vii) tools, methods and processes; and (viii) all instantiations of the foregoing in any form and embodied in any media.

         "IRC" -- the Internal Revenue Code of 1986, or any successor law, and regulations issued by the IRS pursuant to the Internal Revenue Code or any successor law.

         "IRS" -- the United States Internal Revenue Service, or any successor agency, and, to the extent relevant, the United States Department of the Treasury.

         "Knowledge" -- an individual will be deemed to have "Knowledge" of a particular fact or other matter if such individual should have been aware of such fact or other matter, after reasonable investigation thereof.

         A Person (other than an individual) will be deemed to have "Knowledge" of a particular fact or other matter if any individual who is serving, or who has at any time served, as a director, officer, partner, manager, executor, or trustee of such Person (or in any similar capacity) has, or at any time had, Knowledge of such fact or other matter.

         "Legal Requirement" -- any and every federal, state, local, municipal, foreign, international, multinational, or other administrative order, constitution, law, ordinance, principle of common law, regulation, statute, or treaty, including but not limited to, filings required to be filed with the SEC pursuant to the Securities Act and Exchange Act.

         "nightclubaccess.com"-- nightclubaccess.com, a Nevada corporation, as defined in the preamble of this Agreement.

         "Occupational Safety and Health Law" -- any Legal Requirement designed to provide safe and healthful working conditions and to reduce occupational safety and health hazards, and any program, whether governmental or private (including those promulgated or sponsored by industry associations and insurance companies), designed to provide safe and healthful working conditions.

         "Order" -- any award, decision, injunction, judgment, order, ruling, subpoena, or verdict entered, issued, made, or rendered by any court, administrative agency, or other Governmental Body or by any arbitrator.

         "Ordinary Course of Business" -- an action taken by a Person will be deemed to have been taken in the "Ordinary Course of Business" only if:

         (a) such action is consistent with the past practices of such Person and is taken in the ordinary course of the normal day-to-day operations of such Person;

         (b) such action is not required to be authorized by the Board of Directors of such Person (or by any Person or group of Persons having similar authority); and

         (c) such action is similar in nature and magnitude to actions customarily taken, without any authorization by the Board of Directors of such Person (or by any Person or group of Persons exercising similar authority), in the ordinary course of the normal day-to-day operations of other Persons that are in the same business as such Person.

         "Organizational Documents" -- (a) the articles or certificate of incorporation and the bylaws of a corporation; (b) the partnership agreement and any statement of partnership of a general partnership; (c) the limited partnership agreement and the certificate of limited partnership of a limited partnership; (d) the articles of organization and the operating agreement of a limited liability company; (e) any charter or similar document adopted or filed in connection with the creation, formation, or organization of a Person; and (f) any amendment to any of the foregoing.

         "Person" -- any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, fraternal organization, group, joint venture, estate, trust, association, organization, labor union, or other entity or Governmental Body.

         "Plan Affiliate" -- with respect to any Person, any other person or entity with whom the Person constitutes all or part of a controlled group, or which would be treated with the Person as under common control or whose employees would be treated as employed by the Person, pursuant to Section 414 of the IRC and any regulations, administrative rulings and case law interpreting the foregoing.

         "Proceeding" -- any action, arbitration, audit, hearing, investigation, litigation, or suit (whether civil, criminal, administrative, investigative, or informal) commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Body or arbitrator.

         "Related Person"

         (a)      with respect to a particular individual:

                (i) each other member of such individual's Family (defined below);

                (ii) any Person that is directly or indirectly controlled by such individual or one or more members of such individual's Family;

                (iii) any Person in which such individual or members of such individual's Family hold (individually or in the aggregate) a Material Interest (defined below); and

                (iv) any Person with respect to which such individual or one or more members of such individual's Family serves as a director, officer, partner, executor, or trustee (or in a similar capacity).

         (b)      With respect to a specified Person other than an individual:

                (i) any Person that directly or indirectly controls, is directly or indirectly controlled by, or is directly or indirectly under common control with such specified Person;

                (ii) any Person that holds a Material Interest in such specified Person;

                (iii) each Person that serves as a director, officer, partner, executor, or trustee of such specified Person (or in a similar capacity);

                (iv) any Person in which such specified Person holds a Material Interest;

                (v) any Person with respect to which such specified Person serves as a general partner, manager or a trustee (or in a similar capacity); and

                (vi) any Related Person of any individual described in clause
          (ii) or (iii) of this Subsection (b).

         For purposes of this definition, (a) the "Family" of an individual includes (i) the individual, (ii) the individual's spouse, (iii) any other natural person who is related to the individual or the individual's spouse within the second degree, and (iv) any other natural person who resides with such individual, and (b) "Material Interest" means direct or indirect beneficial ownership (as defined in Rule 13d-3 pursuant to the Exchange Act) of voting securities or other voting interests representing at least 10% of the outstanding voting power of a Person or equity securities or other equity interests representing at least 10% of the outstanding equity securities or equity interests in a Person.

         "Release" -- any spilling, leaking, emitting, discharging, depositing, escaping, leaching, dumping, or other release into the Environment, whether intentional or unintentional.

         "Reorganization" -- The exchange of CCB Common Stock for all of the Shares, pursuant to Section 368(a)(1)(B) of the Code.

         "Representative" -- with respect to a particular Person, any director, officer, manager, employee, agent, consultant, advisor, or other representative of such Person, including legal counsel, accountants, and financial advisors.

         "SEC" -- the Securities and Exchange Commission.

         "Securities Act" -- the Securities Act of 1933, or any successor law, and regulations and rules issued pursuant that Act or any successor law.

         "Shareholders" -- the persons specified in Exhibit A of this Agreement.

         "Shares" -- as defined in the Recital A of this Agreement.

         "Subsidiary" -- with respect to any Person (the "Owner"), any corporation or other Person of which securities or other interests having the power to elect a majority of that corporation's or other Person's Board of Directors or similar governing body, or otherwise having the power to direct the business and policies of that corporation or other Person (other than securities or other interests having such power only upon the happening of a contingency that has not occurred) are held by the Owner or one or more of its Subsidiaries.

         "Tax" -- Any tax, charge, fee, levy, interest, penalty, addition to tax or other assessment, including, but not limited to, income, provincial, excise, property "real, tangible personal or intangible personal", sales, use, gross receipts, business and occupation, value added and franchise tax, license, recording, documentation and registration fee and customs duty, imposed by any Governmental Body and any payment with respect thereto required pursuant to any tax sharing agreement.

         "Tax Return" -- any return (including any information return), report, statement, schedule, notice, form, or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection, or payment of any Tax or in connection with the administration, implementation, or enforcement of or compliance with any Legal Requirement relating to any Tax.

         "Threat of Release" -- a substantial probability of a Release that may require action in order to prevent or mitigate damage to the Environment that may result from such Release.

         "Threatened" -- a claim, Proceeding, dispute, action, or other matter will be deemed to have been "Threatened" if any demand or statement has been made (orally or in writing) or any notice has been given (orally or in writing), or if any other event has occurred or any other circumstances exist, that would cause a prudent Person to conclude that such a claim, Proceeding, dispute, action, or other matter probably will be asserted, commenced, taken, or otherwise pursued in the future.

                                   ARTICLE II
                                   ----------
                         REORGANIZATION AND REGISTRATION
                         -------------------------------

         2.1 Qualifying "B" Reorganization. Pursuant to the requirements of
Section 368(a)(1)(B) of the IRC and the regulations promulgated pursuant thereto, on the Effective Date CCB will issue and deliver or cause to be issued and delivered to the Shareholders 10,555,714 shares of CCB $.001 par value Common Stock in exchange for the Shares. Immediately following such exchange, CCB shall have "control" (as defined in Section 368(c) of the IRC) of nightclubaccess.com.

         2.2 Implementation of Reorganization. No later than the Effective Date, nightclubaccess.com shall to (i) take all corporate actions and obtain all approvals and consents necessary to complete the reorganization contemplated by the provisions of this Agreement ("Reorganization"); (ii) obtain the consent of each Person (if such consent is necessary) to the consummation of the reorganization; (iii) file any and all necessary documents, returns, notices and applications with all Governmental Bodies necessary or appropriate to complete the Reorganization; (iv) deliver and transfer the certificates representing and evidencing the Shares, together with stock powers duly endorsed in blank with signatures guaranteed by nightclubaccess.com's transfer agent.

         2.3 Obligations upon Execution. On the Effective Date nightclubaccess.com shall deliver or cause to be delivered to CCB certificates representing the Shares, duly endorsed (or accompanied by duly executed stock powers), for transfer to CCB.

         (b) CCB shall deliver to or cause to be delivered the Shareholders certificates evidencing and representing 10,555,714 shares of CCB $.001 par value Common Stock.

         (c)      CCB shall deliver or cause to be delivered to nightclubaccess
 .com:

                (i) a director's resolution appointing John H. Meier, Jim Meier and Michael Laidlaw as members of CCB's Board of Directors; and

                (ii) a letter of resignation executed by Mark Jacques pursuant to which Mark Jacques resigns as the only officer and director of CCB.

         2.4 Shareholders Representative. The Shareholders hereby irrevocably, unconditionally and forever designate and appoint, John Meier as their agent and attorney in fact (the "Shareholders' Representative") with full and complete power and authority to execute, deliver, and receive on their behalf all notices, requests, and other communications pursuant to this Agreement; to waive, amend, or modify any provisions of this Agreement, and to take such other action on their behalf in connection with this Agreement and the Contemplated Transactions as the Shareholders' Representative determines to be necessary or appropriate; provided, however, that no such waiver, amendment, or modification may be made if it would decrease the number of shares of CCB Common Stock to be issued to the Shareholders pursuant to this Agreement or increase the extent of their obligations, if any.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                     OF SHAREHOLDERS AND NIGHTCLUBACCESS.COM
                     ---------------------------------------

         NightClubAccess.com and the Shareholders jointly and severally represent and warrant to CCB as follows:

         3.1      Organization and Good Standing.
         ----------------------------------------

         (a) Nightclubaccess.com is a corporation duly organized, validly existing, and in good standing pursuant to the laws of its jurisdiction of incorporation, with full and complete corporate power and authority to conduct its business as it is now being conducted, to own or use the properties and assets that it purports to own or use, and to perform all its obligations pursuant to Applicable Contracts. Nightclubaccess.com is duly qualified to do business as a foreign corporation and is in good standing pursuant to the laws of each state or other jurisdiction in which either the ownership or use of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification.

         (b) Nightclubaccess.com has delivered to CCB true and correct copies of the Organizational Documents of nightclubaccess.com, as currently in effect.

         3.2      Authority; No Conflict.
         --------------------------------

         (a) This Agreement constitutes the legal, valid, and binding obligation of nightclubaccess.com and the Shareholders, enforceable against nightclubacces.com and the Shareholders, and each of them, in accordance with its terms. Nightclubaccess.com and the Shareholders, and each of them have the absolute and unrestricted right, power, authority, and capacity to execute and deliver this Agreement and to perform their obligations pursuant to this Agreement, and the Shareholders and nightclubaccess.com, and each of them, have the absolute and unrestricted right, power, authority, and capacity to execute and deliver this Agreement.

         (b) Neither the execution and delivery of this Agreement nor the consummation or performance of any of the Contemplated Transactions will, directly or indirectly (with or without notice or lapse of time):

                (i) contravene, conflict with, or result in a violation of (A) any provision of the Organizational Documents of nightclubaccess.com, or (B) any resolution adopted by the Board of Directors or the shareholders of nightclubaccess.com;

                (ii) contravene, conflict with, or result in a violation of, or give any Governmental Body or other Person the right to challenge any of the Contemplated Transactions or to exercise any remedy or obtain any relief pursuant to, any Legal Requirement or any Order to which nightclubaccess.com or any Shareholder, or any of the assets owned or used by nightclubaccess.com, may be subject;

                (iii) contravene, conflict with, or result in a violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate, or modify, any Governmental Authorization that is held by nightclubaccess.com or that otherwise relates to the business of, or any of the assets owned or used by nightclubaccess.com;

                (iv) cause CCB or nightclubaccess.com to become subject to, or to become liable for the payment of, any Tax;

                (v) cause any of the assets owned by nightclubaccess.com to be reassessed or revalued by any taxing authority or other Governmental Body;

                (vi) contravene, conflict with, or result in a violation or breach of any provision of, or give any Person the right to declare a default or exercise any remedy pursuant to, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any Applicable Contract; or

                (vii) result in the imposition or creation of any Encumbrance upon or with respect to any of the assets owned or used by nightclubaccess.com.

         (c) Neither nightclubaccess.com nor any Shareholder is or will be required to give any notice to or obtain any Consent from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Transactions.

         (d) The Shareholders are acquiring the CCB Common Stock for their own accounts and not with an intention of distribution (as that term is contemplated by the provisions of Section 2(11) of the Securities Act). Each of the Shareholders, each a shareholder of nightclubaccess.com who is signing this Agreement, severally and not jointly, represents and warrants to CCB that such Shareholder (i) is an accredited investor within the meaning of Rule 501(a) of Regulation D or, if not such an accredited investor, has, alone or together with a purchaser representative within the meaning of Rule 501(h) of Regulation D, such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an acquisition of the CCB Common Stock, on the terms and subject to the conditions specified in this Agreement; (ii) is aware of the restriction regarding the transferability of the CCB Common Stock imposed because of the nature of the Contemplated Transactions resulting from the provisions of Rule 144; and (iii) is receiving the CCB Common Stock without registration pursuant to the Securities Act, in reliance on the exemption from the registration and prospectus delivery requirements of the Securities Act specified in Section 4(2) of the Securities Act and Rule 506 of Regulation D for investment purposes only, and without any intent to sell, resell, or otherwise distribute any of the CCB Common Stock in any manner that is in violation of the Securities Act. The certificates representing and evidencing the CCB Common Stock, when delivered to the Shareholders, may have appropriate orders restricting transfer placed against them on the records of the transfer agent for that common stock, and may have placed upon them the following legend:

         THE SECURITIES REPRESENTED HEREBY HAVE BEEN ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION PURSUANT TO THE SECURITIES ACT OF 1933. THOSE SECURITIES MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, UNLESS THE TRANSFEROR FIRST SATISFIES THE ISSUER AND ITS COUNSEL THAT THE PROPOSED TRANSFER, IN THE MANNER PROPOSED, DOES NOT VIOLATE THE REGISTRATION REQUIREMENTS OF THAT ACT.

         Each Shareholder shall not attempt to transfer of any of the CCB Common Stock without first complying with the substance of that legend and agrees that the satisfaction of CCB may, if CCB so requests, depend in part upon an opinion of counsel acceptable in form and substance to CCB, a no-action letter of the United States Securities and Exchange Commission, or equivalent evidence. Each Shareholder acknowledges, without limitation, that the foregoing agreement and representation shall apply to the CCB Common Stock issued to such Shareholder.

         3.3 Capitalization. The authorized capitalization of nightclubaccess.com consists of 200,000,000 shares of $.001 par value common stock, of which 10,555,714 shares of stock are issued and outstanding, all of which issued and outstanding shares constitute the "Shares." The Shareholders are the record and beneficial owners and holders of the Shares, free and clear of all Encumbrances. Exhibit A to this Agreement sets forth the ownership of the Shares. No legend or other reference to any purported Encumbrance appears on any certificate representing the Shares. All of the Shares have been duly authorized and validly issued and are fully paid and nonassessable. Except for the Contemplated Transactions, there are no Contracts relating to the issuance, sale, or transfer of any equity securities or other securities of nightclubaccess.com. None of the Shares were issued in violation of the Securities Act or any other Legal Requirement. Except for the Contemplated Transactions, nightclubaccess.com does not own, or has any Contract to acquire, any equity securities or other securities of any Person or any direct or indirect equity or ownership interest in any other business.

         3.4 Options, Warrants and Other Rights and Agreements Affecting nightclubaccess.com's Capital Stock. Nightclubaccess.com has no authorized or outstanding options, warrants, calls, subscriptions, rights, convertible securities or other "securities", as defined by the provisions of the Securities Act, or any commitments, agreements, arrangements or understandings of any manner or nature whatsoever obligating nightclubaccess.com, in any event, to issue shares of nightclubaccess.com's capital stock or other securities or securities convertible into or evidencing the right to purchase shares of nightclubaccess.com's capital stock or other securities. Neither nightclubaccess.com nor any officer, director, or shareholder of nightclubaccess.com is a party to any agreement, understanding, arrangement or commitment, or obligated by any provision which creates any rights in any person with respect to the authorization, issuance, voting, sale or transfer of any shares of nightclubaccess.com's capital stock or other securities.

         3.5 Financial Statements. Nightclubaccess.com has delivered to CCB an unaudited balance sheet of nightclubaccess.com as of December 31, 2000, ("nightclubaccess.com Balance Sheet"), and the related unaudited financial statements for the fiscal year then ended (collectively, the "nightclubaccess.com Financial Statements"). The nightclubaccess.com Financial Statements and notes thereto fairly present the financial condition and the results of operations, of nightclubaccess.com as at the respective dates of and for the periods referred to in the nightclubaccess.com Financial Statements, all in accordance with GAAP, and the nightclubaccess.com Financial Statements present the consistent application of GAAP throughout the periods involved.

         3.6 Books and Records. The books of account, minute books, stock record books, and other records of nightclubaccess.com, all of which have been delivered to CCB, are complete and correct and have been maintained in accordance with competent business practices. The minute book of nightclubaccess.com contains accurate and complete records of all meetings held of, and corporate actions taken by, the stockholders, the Boards of Directors, and committees of the Boards of Directors of nightclubaccess.com, and no meeting of any such stockholders, Board of Directors, or committee has been held for which minutes have not been prepared and are not contained in such minute book. Upon the execution of this Agreement, all of those books and records will be in the possession of nightclubaccess.com.

         3.7 Title to Properties; Encumbrances. Nightclubaccess.com owns no real property or any interest therein. Nightclubaccess.com owns all the properties and assets (whether tangible or intangible) that nightclubaccess.com purports to own, including all of the properties and assets specified in the nightclubaccess.com Balance Sheet (except for assets and property sold since the date of the nightclubaccess.com Balance Sheet, in the Ordinary Course of Business), and all of the properties and assets purchased or otherwise acquired by nightclubaccess.com since the date of the nightclubaccess.com Balance Sheet (except for personal property acquired and sold since the date of the nightclubaccess.com Balance Sheet in the Ordinary Course of Business and consistent with past practice). All properties and assets specified in that Balance Sheet are free and clear of all Encumbrances. Neither the whole nor any portion of any property held by nightclubaccess.com is subject to any governmental decree or Order to be sold or is being condemned, expropriated or otherwise taken by any Governmental Body or any Person with or without payment compensation therefor, nor, is any such condemnation, expropriation or taking being proposed.

         3.8 Condition and Sufficiency of Assets. The assets and properties of nightclubaccess.com are in good operating condition and repair, and are adequate for the uses to which they are being put, and none of those assets and properties is in need of maintenance or repairs except for ordinary, routine maintenance and repairs that are not material in nature or cost. The equipment of nightclubaccess.com are sufficient for the continued conduct of nightclubaccess.com's business after the Effective Date in substantially the same manner as conducted prior to the Effective Date.

         3.9 Accounts Receivable. All accounts receivable of nightclubaccess.com that are specified on the nightclubaccess.com Financial Statements or in the accounting records of nightclubaccess.com as of the Effective Date (collectively, the "nightclubaccess.com Accounts Receivable") represent or will represent valid obligations resulting from sales actually made or services actually performed in the Ordinary Course of Business. The nightclubaccess.com Accounts Receivable are current and collectible net of the respective reserves shown on the nightclubaccess.com Balance Sheet or in the accounting records of nightclubaccess.com as of the Effective Date (which reserves are adequate and calculated consistent with past practice and, in the case of the reserve as of the Effective Date, will not represent a greater percentage of the nightclubaccess.com Accounts Receivable as of the Effective Date than the reserve specified in the nightclubaccess.com Balance Sheet and will not represent a material adverse change in the composition of the nightclubaccess.com Accounts Receivable in terms of aging). Subject to such reserves, each of the nightclubaccess.com Accounts Receivable either has been or will be collected in full, without any set-off, within 90 days after the day on which it first becomes due and payable. There is no contest, claim, or right of set-off, other than returns in the Ordinary Course of Business, pursuant to any Contract with any obligor of a nightclubaccess.com Accounts Receivable relating to the amount or validity of such nightclubaccess.com Accounts Receivable.

         3.10 Inventory. All inventory of nightclubaccess.com, whether or not specified in the Balance Sheet, consists of a quality and quantity usable and salable in the Ordinary Course of Business, except for obsolete items and items of below-standard quality, all of which have been written off or written down to net realizable value in the nightclubaccess.com Balance Sheet or on the accounting records of nightclubaccess.com as of the Effective Date, as the case may be. All such inventories not written off have been priced at the lower of cost or market on a first in, first out basis. The quantities of each item of inventory of nightclubacces.com are not excessive, but are reasonable in the present circumstances of nightclubaccess.com.

         3.11 No Undisclosed Liabilities. Nightclubaccess.com has no liabilities or obligations of any nature (whether known or unknown and whether absolute, accrued, contingent, or otherwise) except for liabilities or obligations specified or reserved against in the nightclubaccess.com Balance Sheet and current liabilities incurred in the Ordinary Course of Business since the date of the nightclubaccess.com Balance Sheet.

         3.12     Taxes.
                  ------

         (a) Nightclubaccess.com has filed or caused to be filed on a timely basis all Tax Returns that are or were required to be filed by nightclubaccess.com pursuant to applicable Legal Requirements. Nightclubaccess.com has delivered to CCB copies of all such Tax Returns filed since the date of formation of nightclubaccess.com. Nightclubaccess.com has paid, or made provision for the payment of, all Taxes that have or may have become due pursuant to those Tax Returns or otherwise, or pursuant to any assessment received by nightclubaccess.com, except such Taxes, if any, as are being contested in good faith and as to which adequate reserves (determined in accordance with GAAP) have been provided in the nightclubaccess.com Balance Sheet.

         (b) All deficiencies proposed as a result of all audits of such Tax Returns have been paid, reserved against, settled, or, are being contested in good faith by appropriate proceedings. There have been no adjustments to the United States federal income Tax Returns filed by nightclubaccess.com for all taxable years since the date of formation of nightclubaccess.com and the resulting deficiencies proposed by the IRS. Nightclubaccess.com has not given or been requested to give any waiver or extension (or is or would be subject to a waiver or extension given by any other Person) of any statute of limitations relating to the payment of Taxes of nightclubaccess.com or for which nightclubaccess.com may be liable.

         (c) The charges, accruals and reserves with respect to Taxes on the nightclubaccess.com Financial Statements are adequate (determined in accordance with GAAP) and are at least equal to nightclubaccess.com's liability for Taxes. There exists no proposed tax assessment against nightclubaccess.com, except as disclosed in the nightclubaccess.com Balance Sheet. No consent to the application of Section 341(f)(2) of the IRC has been filed with respect to any property or asset held, acquired, or to be acquired by nightclubaccess.com. All Taxes that nightclubaccess.com is or was required by Legal Requirements to withhold or collect have been duly withheld or collected and, to the extent required, have been paid to the proper Governmental Body or other Person.

         (d) All Tax Returns filed by (or that include on a consolidated basis) nightclubaccess.com are true, correct, and complete. There is no tax sharing agreement that will require any payment by nightclubaccess.com after the Effective Date. Nightclubaccess.com is not, nor during any period preceding the Effective Date has been, an "S" corporation. During the consistency period (as defined in Section 338(h)(4) of the IRC with respect to the sale of the Shares), nightclubaccess.com has not sold and will not sell any property or assets to CCB or to any member of an affiliated group (as defined in Section 338(h)(5) of the IRC) that includes CCB.

         3.13 No Material Adverse Change. Since the date of the nightclubaccess.com Balance Sheet there has not been any material adverse change in the business, operations, properties, prospects, assets, or condition of nightclubaccess.com, and no event has occurred or circumstance exists that may result in such a material adverse change.

         3.14 Employee Benefits. Neither nightclubaccess.com nor any Plan Affiliate of nightclubaccess.com has maintained, sponsored, adopted, made contributions to or obligated itself to make contributions to or to pay any benefits or grant rights pursuant to or with respect to any Employee Benefit Plan, whether or not written, which could result in nightclubaccess.com or such Plan Affiliate having any material debt, liability, claim or obligation of any kind or nature whatsoever, whether accrued, absolute, contingent, direct, indirect, known or unknown, perfected or inchoate or otherwise and whether or not due or to become due. There has not been any act or omission by nightclubaccess.com pursuant to ERISA or the terms of the Employee Benefit Plans, or any other applicable law or agreement which could result in any liability of nightclubaccess.com, whether pursuant to ERISA, the IRC or other laws or agreements.

         3.15   Compliance with Legal Requirements; Governmental Authorizations.
                ----------------------------------------------------------------

                (a) nightclubaccess.com is and has been in full compliance with each Legal Requirement that is or was applicable to nightclubaccess.com or to the conduct or operation of the business of nightclubaccess.com or the ownership or use of any of the assets of nightclubaccess.com;

                (b) no event has occurred or circumstance exists that (with or without notice or lapse of time) (A) may constitute or result in a violation by nightclubaccess.com of, or a failure on the part of nightclubaccess.com to comply with, any Legal Requirement, or (B) may result, in any obligation on the part of nightclubaccess.com to undertake, or to pay all or any portion of the cost of, any remedial action of any nature, including pursuant to any Environmental, Health, and Safety Liability; and

                (c) nightclubaccess.com has not received any notice or other communication (whether oral or written) from any Governmental Body or any other Person regarding (A) any actual, alleged, possible, or potential violation of, or failure to comply with, any Legal Requirement, or (B) any actual, alleged, possible, or potential obligation on the part of nightclubaccess.com to undertake, or to pay all or any portion of the cost of, any remedial action of any nature, including pursuant to any Environmental, Health, and Safety Liability.

                (d) nightclubaccess.com is and has been in full compliance with all of the terms and requirements of each Governmental Authorization held by nightclubaccess or that otherwise relates to the business of, or to any of the assets owned or used by, nightclubaccess.com.

                (e) no event has occurred or circumstance exists that may (with or without notice or lapse of time) (A) constitute or result, directly or indirectly, in a violation of or a failure to comply with any term or requirement of any such Governmental Authorization, or (B) result, directly or indirectly, in the revocation, withdrawal, suspension, cancellation, or termination of, or any modification to, any such Governmental Authorization.

                (f) nightclubaccess.com has not received any notice or other communication (whether oral or written) from any Governmental Body or any other Person regarding (A) any actual, alleged, possible, or potential violation of or failure to comply with any term or requirement of any Governmental Authorization, or (B) any actual, proposed, possible, or potential revocation, withdrawal, suspension, cancellation, termination of, or modification to any Governmental Authorization; and

                (g) all applications required to have been filed for the renewal of such Governmental Authorizations have been duly filed on a timely basis with the appropriate Governmental Bodies, and all other filings required to have been made with respect to such Governmental Authorizations have been duly made on a timely basis with the appropriate Governmental Bodies.

                (h) Such Governmental Authorizations, collectively, constitute all of the Governmental Authorizations necessary to permit nightclubaccess.com to conduct and operate its business lawfully in the manner nightclubaccess.com currently conducts and operates such business and to permit nightclubaccess.com to own and use its assets in the manner in which nightclubaccess.com currently owns and uses such assets.

         3.16     Legal Proceedings; Orders.
         -----------------------------------

                (a) that has been commenced by or against nightclubaccess.com or that otherwise relates to or may affect the business of, or any of the assets owned or used by, nightclubaccess.com; or

                (b) that challenges, or that may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the Contemplated Transactions.

                (c) To the Knowledge of the Shareholders and nightclubaccess.com, (1) no such Proceeding has been Threatened, and
          (2) no event has occurred or circumstance exists that may result in or serve as a basis for the commencement of any such Proceeding, which will not have a material adverse effect on the business, operations, assets, condition, or prospects of nightclubaccess.com.

                (d) there is no Order to which nightclubaccess.com, or any of the assets owned or used by nightclubaccess.com, is subject;

                (e) no Shareholder is subject to any Order that relates to the business of, or any of the assets owned or used by, nightclubaccess.com; and

                (f) no officer, director, agent, or employee of nightclubaccess.com is subject to any Order that prohibits such officer, director, agent, or employee from engaging in or continuing any conduct, activity, or practice relating to the business of nightclubaccess.com.

                (g) nightclubaccess.com is and has been in full compliance with all of the terms and requirements of each Order to which nightclubaccess.com, or any of the assets owned or used by nightclubaccess.com, is or has been subject;

                (h) no event has occurred or circumstance exists that may constitute or result in (with or without notice or lapse of time) a violation of or failure to comply with any term or requirement of any Order to which nightclubaccess.com, or any of the assets owned or used by nightclubaccess.com, is subject; and

                (i) nightclubaccess.com has not received any notice or other communication (whether oral or written) from any Governmental Body or any other Person regarding any actual, alleged, possible, or potential violation of, or failure to comply with, any term or requirement of any Order to which nightclubaccess.com, or any of the assets owned or used by nightclubaccess.com, is or has been subject.

         3.17 Absence of Certain Changes and Events. Since the date of the nightclubaccess.com Balance Sheet, nightclubaccess.com has conducted nightclubaccess.com's business only in the Ordinary Course of Business and there has not been any:

         (a) change in nightclubaccess.com's authorized or issued capital stock; grant of any stock option or right to purchase shares of capital stock of nightclubaccess.com; issuance of any security convertible into such capital stock; grant of any registration rights; purchase, redemption, retirement, or other acquisition by nightclubaccess.com of any shares of any such capital stock; or declaration or payment of any dividend or other distribution or payment in respect of shares of capital stock;

         (b) amendment to the Organizational Documents of nightclubaccess.com;

         (c) payment or increase by nightclubaccess.com of any bonuses, salaries, or other compensation to any stockholder, director, officer, or (except in the Ordinary Course of Business) employee or entry into any employment, severance, or similar Contract with any director, officer, or employee;

         (d) adoption of, or increase in the payments to or benefits pursuant to, any profit sharing, bonus, deferred compensation, savings, insurance, pension, retirement, or other employee benefit plan for or with any employees of nightclubaccess.com;

         (e) damage to or destruction or loss of any asset or property of nightclubaccess.com, whether or not covered by insurance, materially and adversely affecting the properties, assets, business, financial condition, or prospects of nightclubaccess.com, taken as a whole;

         (f) entry into, termination of, or receipt of notice of termination of
(i) any license, distributorship, dealer, sales representative, joint venture, credit, or similar agreement, or (ii) any Contract or transaction involving a total remaining commitment by or to nightclubaccess.com equal to or exceeding $10,000.00;

         (g) sale (other than sales of inventory in the Ordinary Course of Business), lease, or other disposition of any asset or property of nightclubaccess.com or mortgage, pledge, or imposition of any lien or other encumbrance on any material asset or property of nightclubaccess.com, including the sale, lease, or other disposition of any of the nightclubaccess.com Intellectual Property Assets;

         (h) cancellation or waiver of any claims or rights with a value to nightclubaccess.com equal to or exceeding $10,000.00;

         (i) material change in the accounting methods used by nightclubaccess.com; or

         (j) agreement, whether oral or written, by nightclubaccess.com to do any of the foregoing.

         3.18     Contracts; No Defaults.
         --------------------------------

          (a) Nightclubaccess.com has delivered to CCB true and complete copies of all the Contracts with a value of at least $10,000.00 to which nightclubaccess.com is a party or pursuant to which nightclubaccess.com or any of its properties is obligated.

          (b) no Shareholder (and no Related Person of any Shareholder) has or may acquire any rights pursuant to, and no Shareholder has or may become subject to any obligation or liability pursuant to, any Contract that relates to the business of, or any of the assets owned or used by, nightclubaccess.com; and

          (c) no officer, director, agent, employee, consultant, or contractor of nightclubaccess.com is obligated by any Contract that purports to limit the ability of such officer, director, agent, employee, consultant, or contractor to
(A) engage in or continue any conduct, activity, or practice relating to the business of nightclubaccess.com, or (B) assign to nightclubaccess.com or to any other Person any rights to any invention, improvement, or discovery.

          (d) Each such Contract is in full force and effect and is valid and enforceable in accordance with its terms.

          (e) nightclubaccess.com is and has been in full compliance with all applicable terms and requirements of each Contract pursuant to which nightclubaccess.com has or had any obligation or liability or by which nightclubaccess.com or any of the assets owned or used by nightclubaccess.com is or was obligated;

          (f) each other Person that has or had any obligation or liability pursuant to any Contract pursuant to which nightclubaccess.com has or had any rights is and has been in full compliance with all applicable terms and requirements of such Contract;

          (g) no event has occurred or circumstance exists that (with or without notice or lapse of time) may contravene, conflict with, or result in a violation or breach of, or give nightclubaccess.com or any other Person the right to declare a default or exercise any remedy pursuant to, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any Applicable Contract; and

          (h) nightclubaccess.com has not given to or received from any other Person any notice or other communication (whether oral or written) regarding any actual, alleged, possible, or potential violation or breach of, or default pursuant to, any Contract.

          (i) There are no renegotiations of, attempts to renegotiate, or outstanding rights to renegotiate any material amounts paid or payable to nightclubaccess.com pursuant to current or completed Contracts with any Person and no such Person has made written demand for such renegotiation.

         (j) Any and all Contracts relating to the sale, design, manufacture, or provision of products or services by nightclubaccess.com have been entered into in the Ordinary Course of Business and have been entered into without the commission of any act either alone or in concert with any other Person, or any consideration having been paid or promised, that is or would be in violation of any Legal Requirement.

         3.19     Insurance.
         -------------------

         (a)      Nightclubaccess.com has delivered to CCB:

                (i) true and complete copies of all policies of insurance to which nightclubaccess.com is a party, or any director or officer of nightclubaccess.com, is or has been covered at any time from and after the date of formation of nightclubaccess.com;

                (ii) true and complete copies of all pending applications for policies of insurance; and

                (iii) any statement by the auditor of nightclubaccess.com Financial Statements with regard to the adequacy of such entity's coverage or of the reserves for claims.


                (iv) any self-insurance arrangement by or affecting nightclubaccess.com, including any reserves established pursuant thereto;

                (v) any contract or arrangement, other than a policy of insurance, for the transfer or sharing of any risk by nightclubaccess.com; and

                (vi) all obligations of nightclubaccess.com to third parties with respect to insurance (including such obligations pursuant to leases and service agreements) and identifies the policy pursuant to which such coverage is provided.

                (vii) a summary of the loss experienced pursuant to each policy;

                (viii) a description of each claim pursuant to an insurance policy for an amount in excess of $10,000.00, which sets forth:

                  (A)      the name of the claimant;

                  (B) a description of the policy by insurer, type of insurance, and period of coverage; and

                  (C)      the amount and a brief description of the claim; and

                (ix) a description of the loss experience for all claims that were self-insured, including the number and aggregate cost of such claims.

         (b) All policies to which nightclubaccess.com is a party or that provide coverage to a Shareholder, nightclubaccess.com, or any director or officer of nightclubaccess.com:

                (i) are valid, outstanding, and enforceable;

                (ii) are issued by an insurer that is financially capable and reputable;

                (iii) taken together, provide adequate insurance coverage for the assets and the operations of nightclubaccess.com for all risks normally insured against by a Person carrying on the same business or businesses as nightclubaccess.com;

                (iv) are sufficient for compliance with all Legal Requirements, Governmental Authorizations and Contracts to which nightclubaccess.com is a party or by which nightclubaccess.com is obligated;

                (v) will continue in full force and effect following the consummation of the Contemplated Transactions; and

                (vi) do not provide for any retrospective premium adjustment or other experienced-based liability on the part of nightclubaccess.com.

         (c) Nightclubaccess.com has not received (A) any refusal of coverage or any notice that a defense will be afforded with reservation of rights, or (B) any notice of cancellation or any other indication that any insurance policy is not now in full force or effect or will not be renewed or that the issuer of any policy is not willing or able to perform its obligations pursuant thereto.

         (d) Nightclubaccess.com has paid all premiums due, and have otherwise performed all of its obligations, pursuant to each policy to which nightclubaccess.com is a party or that provides coverage to nightclubaccess.com or any director or officer of nightclubaccess.com.

         (e) Nightclubaccess.com has given notice to the insurer of all claims that may be insured thereby.

         3.20 Employees. No employee, officer or director of nightclubaccess.com is a party to, or is otherwise obligated by, any agreement or arrangement, including any confidentiality, noncompetition, or proprietary rights agreement, between such employee or director and any other Person ("nightclubaccess.com Proprietary Rights Agreement") that in any way adversely affects or will affect
(i) the performance of his or her duties as an employee or director of nightclubaccess.com, or (ii) the ability of nightclubaccess.com to conduct its business, including any nightclubaccess.com Proprietary Rights Agreement with any Shareholder or any such employee, officer or director. To the Knowledge of nightclubaccess.com, no director, officer, or other key employee of nightclubaccess.com intends to terminate his or her employment with nightclubaccess.com.

         3.21 Labor Relations; Compliance. Nightclubaccess.com has not been or is a party to any collective bargaining or other labor Contract. There has not been, there is not presently pending or existing, and there is not Threatened,
(a) any strike, slowdown, picketing, work stoppage, or employee grievance process: (b) any Proceeding against or affecting nightclubaccess.com relating to the alleged violation of any Legal Requirement pertaining to labor relations or employment matters, including any charge or complaint filed by an employee or union with the National Labor Relations Board, the Equal Employment Opportunity Commission, or any comparable Governmental Body, organizational activity, or other labor or employment dispute against or affecting nightclubaccess.com or its Facilities: or (c) any application for certification of a collective bargaining agent. No event has occurred or circumstance exists that could provide the basis for any work stoppage or other labor dispute. There is no lockout of any employees by nightclubaccess.com, and no such action is contemplated by nightclubaccess.com. Nightclubaccess.com has complied in all respects with all Legal Requirements relating to employment, equal employment opportunity, nondiscrimination, immigration, wages, hours, benefits, collective bargaining, the payment of social security and similar taxes, occupational safety and health, and plant closing. Nightclubaccess.com is not liable for the payment of any compensation, damages, taxes, fines, penalties, or other amounts, however designated, for failure to comply with any of the foregoing Legal Requirements.

         3.22     Intellectual Property.
         -------------------------------

         (a) Nightclubaccess.com (i) owns all the Intellectual Property listed and attributed to nightclubaccess.com in the nightclubaccess.com Balance Sheet (the "nightclubaccess.com Intellectual Property Assets"); (ii) neither owns nor uses any Intellectual Property not specified in the nightclubaccess.com Balance Sheet; (iii) pays no royalties to any Person with respect to any Intellectual Property; and (iv) has full, complete, unfettered and lawful right to bring actions for the infringement thereof. Nightclubaccess.com owns, or possesses adequate and enforceable rights to use, without payment of royalties, all licenses, trademarks, tradenames, copyrights, patents, trade secrets and processes necessary for the conduct of, or use in, its business as the same is presently being conducted.

         (b) nightclubaccess.com has no Knowledge nor has received any notice to the effect that any service or product that nightclubaccess.com provides or sells, or any process, method, part or material nightclubaccess.com in its business may infringe, or is in conflict with, any asserted right of another Person. There is no pending or Threatened claim or litigation action against nightclubaccess.com contesting its right to use or the validity of any of the nightclubaccess.com Intellectual Property assets or asserting the misuse by nightclubaccess.com of any of the foregoing, which would deprive nightclubaccess.com of the right to assert the rights pursuant thereto or which would prevent the sale of any service provided or sold by nightclubaccess.com.

         3.23 Certain Payments. Neither nightclubaccess.com nor any director, officer, agent, or employee of nightclubaccess.com or any other Person associated with or acting for or on behalf of nightclubaccess.com has, directly or indirectly, (a) made any contribution, gift, bribe, rebate, payoff, influence payment, kickback, or other payment to any Person, private or public, regardless of form, whether in money, property, or services (i) to obtain favorable treatment in securing business; (ii) to pay for favorable treatment for business secured; (iii) to obtain special concessions or for special concessions already obtained, for or in respect of nightclubaccess.com; or (iv) in violation of any Legal Requirement, or (b) established or maintained any fund or asset that has not been recorded in the Financial Statements of nightclubaccess.com.

         3.24     Disclosure.
         --------------------

         (a) No representation or warranty of the nightclubaccess.com in this Agreement omits to specify a material fact necessary to make the information specified herein or therein, considering the circumstances in which that information was furnished, not misleading.

         (b) There is no fact known to nighclubaccess.com that has specific application to nightclubaccess.com (other than general economic or industry conditions) and that materially adversely affects or, as far as nightclubaccess.com can reasonably foresee, materially threatens, the assets, business, prospects, financial condition, or results of operations of nightclubaccess.com that has not been set forth in this Agreement.

         3.25 Relationships with Related Persons. No Shareholder or any Related Person of the Shareholders or of nightclubaccess.com has or has had any interest in any property (whether real, personal, or mixed and whether tangible or intangible), used in or pertaining to nightclubaccess.com's business. No Shareholder or any Related Person of any Shareholder or of nightclubaccess.com is or has owned (of record or as a beneficial owner) an equity interest or any other financial or profit interest in, a Person that has (i) had business dealings or a material financial interest in any transaction with nightclubaccess.com, or (ii) engaged in competition with nightclubaccess.com with respect to any line of the products or services of nightclubaccess.com in any market presently served by nightclubaccess.com. No Shareholder or any Related Person of any Shareholder or of nightclubaccess.com is a party to any Contract with, or has any claim or right against, nightclubaccess.com.

         3.26 Brokers or Finders. Neither nightclubaccess.com nor any Shareholder nor any of their agents has incurred any obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement or the Contemplated Transactions.

         3.27 Corporate Resolutions. Nightclubaccess.com has delivered to CCB a certified copy of the resolutions adopted by the Board of Directors of nightclubaccess.com authorizing the execution, delivery and performance of this Agreement and the consummation of the Contemplated Transactions and a certificate of the Secretary of nightclubaccess.com, dated the Effective Date, to the effect that those resolutions were duly adopted and are in full force and effect and with respect to the authority and incumbency of the officers of nightclubaccess.com executing this Agreement.

         3.28 Take or Pay Contracts. Nightclubaccess.com is not a party to any Contracts pursuant to which nightclubaccess.com is required to purchase a minimum quantity of utilities, products or services or to make payment therefor. Nightclubaccess.com has made no prepayments for utilities, products or services that nightclubaccess.com has not utilized.

         3.29 Banking Relationships. Nightclubaccess.com has delivered to CCB the names and locations of all banks, trust companies, savings and loans associations and other financial institutions at which nightclubaccess.com maintains its safe deposit boxes or accounts of any nature and the names of all persons authorized to have access there to, draw thereon or make withdrawals therefrom. Upon request, nightclubaccess.com will deliver to CCB copies of all records, including all signatures or authorization cards and the keys pertaining to safe deposit boxes.

         3.30 Further Assurances. Each Shareholder shall cooperate with CCB and provide such Shareholder's best efforts to assist CCB in connection with the continuity and orderly transition of the nightclubaccess.com businesses. At any time or from time to time, each Shareholder shall, at the request of CCB, take any and all action necessary or appropriate to put CCB in actual possession and control of nightclubaccess.com and shall execute and deliver such further instruments of sale, conveyance, transfer, assignment and consent and take such other action as CCB may request in order to sell, convey, transfer, deliver, assign, and set over to CCB all of the Shares and to confirm the title and possession thereto or to assist CCB in exercising its rights with respect thereto.

         3.31 Inspection of Books and Records. As CCB is a reporting company pursuant to the Exchange Act and as CCB may be required to include nightclubaccess.com's history, financial or otherwise, in documents to be filed by nightclubaccess.com with the SEC in the future, nightclubaccess.com agrees that, in order to assist CCB and its attorneys, auditors, officers, directors and agents (collectively, "CCB Agents") to comply with applicable disclosure requirements, CCB and CCB Agents shall have the right at any reasonable time to inspect all books, records and documents of any kind of nightclubaccess.com. Such inspection by CCB and CCB Agents may be made in person or by an agent or attorney, and the right of inspection includes the right to copy and make abstracts of documents. Nightclubaccess.com and its officers, directors, employees, agents and attorneys shall cooperate fully with CCB and CCB Agents in the preparation of any and all reports which require the reporting of nightclubaccess.com's history.

         3.32 Representation By Counsel. Nightclubaccess.com and the Shareholders, and each of them, hereby acknowledge that they are aware that nightclubaccess.com and CCB, and each of them, are represented by Stepp Law Group, as legal counsel, and nightclubaccess.com and CCB have consented in writing to the multiple representation of nightclubaccess.com and CCB by the Stepp Law Group and the resulting conflict of interests. Each Shareholder acknowledges that such Shareholder has not been represented by Stepp Law Group in connection with any matter whatsoever, including, but not limited, to the negotiation and preparation of this Agreement or the Contemplated Transactions and such Shareholder has been advised, urged and encouraged to consult with and retain such Shareholder's own legal and tax advisors with respect to this Agreement and Contemplated Transactions. The Shareholders, and each of them, hereby acknowledge and agree that Stepp Law Group has not represented the Shareholders, or any of them, in connection with this Agreement or the Contemplated Transactions. Additionally, the Shareholders, and each of them, hereby acknowledge and agree that they have been advised, urged and encouraged to seek separate counsel to represent them in connection with this Agreement and the Contemplated Transactions.

                                   ARTICLE IV
                                   ----------
                         REPRESENTATIONS AND WARRANTIES
                                     OF CCB
                         ------------------------------

         CCB represents and warrants to nightclubaccess.com and the Shareholders, and each of them, as follows:

         4.1      Organization and Good Standing.
         ----------------------------------------

         (a) CCB is a corporation duly organized, validly existing, and in good standing pursuant to the laws of its jurisdiction of incorporation, with full and complete corporate power and authority to conduct its business as it is now being conducted, to own or use the properties and assets that it purports to own or use, and to perform all its obligations pursuant to Applicable Contracts. CCB is duly qualified to do business as a foreign corporation and is in good standing pursuant to the laws of each state or other jurisdiction in which either the ownership or use of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification.

         (b) CCB has delivered to nightclubaccess.com true and correct copies of the Organizational Documents of CCB, as currently in effect.

         4.2      Authority; No Conflict.
         --------------------------------

         (a) This Agreement constitutes the legal, valid, and binding obligation of CCB, enforceable against CCB in accordance with its terms. CCB has the absolute and unrestricted right, power, authority, and capacity to execute and deliver this Agreement and to perform their obligations pursuant to this Agreement and CCB has the absolute and unrestricted right, power, authority, and capacity to execute and deliver this Agreement.

         (b) Neither the execution and delivery of this Agreement nor the consummation or performance of any of the Contemplated Transactions by CCB will, directly or indirectly (with or without notice or lapse of time):

                (i) contravene, conflict with, or result in a violation of (A) any provision of the Organizational Documents of CCB, or (B) any resolution adopted by the Board of Directors or the shareholders of CCB;

                (ii) contravene, conflict with, or result in a violation of, or give any Governmental Body or other Person the right to challenge any of the Contemplated Transactions or to exercise any remedy or obtain any relief pursuant to, any Legal Requirement or any Order to which CCB, or any of the assets owned or used by CCB, may be subject;

                (iii) contravene, conflict with, or result in a violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate, or modify, any Governmental Authorization that is held by CCB or that otherwise relates to the business of, or any of the assets owned or used by CCB;

                (iv) cause nightclubaccess.com or CCB to become subject to, or to become liable for the payment of, any Tax;

                (v) cause any of the assets owned by CCB to be reassessed or revalued by any taxing authority or other Governmental Body;

                (vi) contravene, conflict with, or result in a violation or breach of any provision of, or give any Person the right to declare a default or exercise any remedy pursuant to, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any Applicable Contract; or

                (vii) result in the imposition or creation of any Encumbrance upon or with respect to any of the assets owned or used by CCB.

         CCB is not and will not be required to give any notice to or obtain any Consent from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Transactions.

         4.3 Capitalization. The authorized capitalization of CCB consists of
(a) 50,000,000 shares of common stock, $.001 par value, of which 5,000,000 shares are issued and outstanding, and (b) 10,000,000 shares of preferred stock, $.001 par value, of which none are issued and outstanding ("Shares"). All of the shares of CCB's common stock have been duly authorized and validly issued and are fully paid and nonassessable. Except for the Contemplated Transactions, there are no Contracts relating to the issuance, sale, or transfer of any equity securities or other securities of CCB. None of the shares were issued in violation of the Securities Act or any other Legal Requirement. Except for the Contemplated Transactions, CCB does not own, or has any Contract to acquire, any equity securities or other securities of any Person or any direct or indirect equity or ownership interest in any other business.

         4.4 Options, Warrants and Other Rights and Agreements Affecting CCB Capital Stock. CCB has no authorized or outstanding options, warrants, calls, subscriptions, rights, convertible securities or other securities, as defined by the provisions of the Securities Act, or any commitments, agreements, arrangements or understandings of any manner or nature whatsoever obligating CCB, in any event, to issue shares of CCB's capital stock or other securities or securities convertible into or evidencing the right to purchase shares of CCB's capital stock or other securities. Neither CCB nor any officer, director, or shareholder of CCB is a party to any agreement, understanding, arrangement or commitment, or obligated by any provision which creates any rights in any person with respect to the authorization, issuance, voting, sale or transfer of any shares of CCB capital stock or other securities.

         4.5 Financial Statements. CCB has delivered to nightclubaccess.com (i) an audited balance sheet dated July 1, 2000; (ii) an unaudited balance sheet of CCB as of September 30, 2000, ("CCB Balance Sheets"), and (iii) the related unaudited financial statements for the period ending September 30, 2000 (collectively, the "CCB Financial Statements"). The CCB Financial Statements and notes there to fairly present the financial condition and the results of operations, of CCB as at the respective dates of and for the periods referred to in the CCB Financial Statements, all in accordance with GAAP, and the CCB Financial Statements present the consistent application of GAAP throughout the periods involved.

         4.6 Books and Records. The books of account, minute books, stock record books, and other records of CCB, all of which have been delivered to nightclubaccess.com, are complete and correct and have been maintained in accordance with competent business practices. The minute book of CCB contains accurate and complete records of all meetings held of, and corporate actions taken by, the stockholders, the Boards of Directors, and committees of the Boards of Directors of CCB, and no meeting of any such stockholders, Board of Directors, or committee has been held for which minutes have not been prepared and are not contained in such minute books. Upon the execution of this Agreement, all of those books and records will be in the possession of CCB.

         4.7 Title to Properties; Encumbrances. CCB owns no real property or any interest therein. CCB owns all the properties and assets (whether tangible or intangible) that CCB purports to own, including all of the properties and assets specified in the CCB Balance Sheets (except for assets held pursuant to capitalized leases disclosed in the CCB Balance Sheets and personal property sold since the dates of the CCB Balance Sheets, as the case may be, in the Ordinary Course of Business), and all of the properties and assets purchased or otherwise acquired by CCB since the dates of the CCB Balance Sheets (except for personal property acquired and sold since the dates of the CCB Balance Sheets in the Ordinary Course of Business and consistent with past practice). All material properties and assets specified in the CCB Balance Sheets are free and clear of all Encumbrances. Neither the whole nor any portion of any property held by CCB is subject to any governmental decree or Order to be sold or is being condemned, expropriated or otherwise taken by any Governmental Body or any Person with or without payment compensation therefor, nor, if any such condemnation, expropriation or taking being proposed.

         4.8 Condition and Sufficiency of Assets. The assets and properties of CCB are in good operating condition and repair, and are adequate for the uses to which they are being put, and none of those assets and properties is in need of maintenance or repairs except for ordinary, routine maintenance and repairs that are not material in nature or cost. The assets and properties of CCB are sufficient for the continued conduct of CCB's business after the Effective Date in substantially the same manner as conducted prior to the Effective Date.

         4.9 Accounts Receivable. All accounts receivable of CCB that are specified on the CCB Financial Statements or on the accounting records of CCB as of the Effective Date (collectively, the "CCB Accounts Receivable") represent or will represent valid obligations resulting from sales actually made or services actually performed in the Ordinary Course of Business. The CCB Accounts Receivable are current and collectible net of the respective reserves shown on the CCB Balance Sheets or on the accounting records of CCB as of the Effective Date (which reserves are adequate and calculated consistent with past practice and, in the case of the reserve as of the Effective Date, will not represent a greater percentage of the CCB Accounts Receivable as of the Effective Date than the reserves specified in the CCB Balance Sheets and will not represent a material adverse change in the composition of the CCB Accounts Receivable in terms of aging). Subject to such reserves, each of the CCB Accounts Receivable either has been or will be collected in full, without any set-off, within 90 days after the day on which it first becomes due and payable. There is no contest, claim, or right of set-off, other than returns in the Ordinary Course of Business, pursuant to any Contract with any obligor of a CCB Accounts Receivable relating to the amount or validity of such CCB Accounts Receivable.

         4.10 Inventory. All inventory of CCB, whether or not specified in the CCB Balance Sheets, consists of a quality and quantity usable and salable in the Ordinary Course of Business, except for obsolete items and items of below-standard quality, all of which have been written off or written down to net realizable value in the CCB Balance Sheet or on the accounting records of CCB as of the Effective Date, as the case may be. All inventories not written off have been priced at the lower of cost or market on a first in, first out basis. The quantities of each item of inventory (whether raw materials, work-in-process, or finished goods) are not excessive, but are reasonable in the present circumstances of CCB.

         4.11 No Undisclosed Liabilities. CCB has no liabilities or obligations of any nature (whether known or unknown and whether absolute, accrued, contingent, or otherwise) except for liabilities or obligations specified or reserved against in the CCB Balance Sheets and current liabilities incurred in the Ordinary Course of Business since the respective dates of the CCB Balance Sheets.

         4.12     Taxes.
                  ------

         (a) CCB has filed or caused to be filed on a timely basis all Tax Returns that are or were required to be filed by it, either separately or as a member of a group of corporations, pursuant to applicable Legal Requirements. CCB has delivered to nightclubaccess.com copies of all such Tax Returns filed since the date of formation of CCB. CCB has paid, or made provision for the payment of, all Taxes that have or may have become due pursuant to those Tax Returns or otherwise, or pursuant to any assessment received by Shareholders or CCB, except such Taxes, if any, as are being contested in good faith and as to which adequate reserves (determined in accordance with GAAP) have been provided in the CCB Balance Sheets.

         (b) All deficiencies proposed as a result of any audits of such Tax Returns have been paid, reserved against, settled, or, are being contested in good faith by appropriate proceedings. There have been no adjustments to the United States federal income Tax Returns filed by CCB for all taxable years since the date of formation of CCB, and the resulting deficiencies proposed by the IRS. CCB has not given or been requested to give waivers or extensions (or is or would be subject to a waiver or extension given by any other Person) of any statute of limitations relating to the payment of Taxes of CCB or for which CCB may be liable.

         (c) The charges, accruals and reserves with respect to Taxes on the CCB Balance Sheets are adequate (determined in accordance with GAAP) and are at least equal to CCB's liability for Taxes. There exists no proposed tax assessment against CCB, except as disclosed in the CCB Balance Sheets. No consent to the application of Section 341(f)(2) of the IRC has been filed with respect to any property or assets held, acquired, or to be acquired by CCB. All Taxes that CCB is or was required by Legal Requirements to withhold or collect have been duly withheld or collected and, to the extent required, have been paid to the proper Governmental Body or other Person.

         (d) All Tax Returns filed by CCB are true, correct, and complete. There is no tax sharing agreement that will require any payment by CCB after the Effective Date. CCB is not, nor during any period preceding the Effective Date has been, an "S" corporation.

         4.13 No Material Adverse Change. Since the dates of the CCB Balance Sheets there has not been any material adverse change in the business, operations, properties, prospects, assets, or condition of CCB, and no event has occurred or circumstance exists that may result in such a material adverse change.

         4.14 Employee Benefits. Neither CCB nor any Plan Affiliate of CCB has maintained, sponsored, adopted, made contributions to or obligated itself to make contributions to or to pay any benefits or grant rights pursuant to or with respect to any Employee Benefit Plan, whether or not written, which could result in CCB or such Plan Affiliate having any material debt, liability, claim or obligation of any kind or nature whatsoever, whether accrued, absolute, contingent, direct, indirect, known or unknown, perfected or inchoate or otherwise and whether or not due or to become due. There has not been any act or omission by CCB pursuant to ERISA or the terms of the Employee Benefit Plans, or any other applicable law or agreement which could result in any liability of CCB, whether pursuant to ERISA, the IRC or other laws or agreements.

         4.15   Compliance with Legal Requirements; Governmental Authorizations.
                ----------------------------------------------------------------

         (a) CCB is and has been in full compliance with each Legal Requirement that is or was applicable to it or to the conduct or operation of its business or the ownership or use of any of its assets;

         (b) no event has occurred or circumstance exists that (with or without notice or lapse of time) (A) may constitute or result in a violation by CCB of, or a failure on the part of CCB to comply with, any Legal Requirement, or (B) may result in any obligation on the part of CCB to undertake, or to pay all or any portion of the cost of, any remedial action of any nature, including pursuant to any Environmental, Health, and Safety Liability; and

         (c) CCB has not received any notice or other communication (whether oral or written) from any Governmental Body or any other Person regarding (A) any actual, alleged, possible, or potential violation of, or failure to comply with, any Legal Requirement, or (B) any actual, alleged, possible, or potential obligation on the part of CCB to undertake, or to pay all or any portion of the cost of, any remedial action of any nature, including pursuant to any Environmental, Health, and Safety Liability.

         (d) CCB is and has been in full compliance with all of the terms and requirements of each Governmental Authorization

         (e) no event has occurred or circumstance exists that may (with or without notice or lapse of time) (A) constitute or result directly or indirectly in a violation of or a failure to comply with any term or requirement of any such Governmental Authorization, or (B) result directly or indirectly in the revocation, withdrawal, suspension, cancellation, or termination of, or any modification to, any Governmental Authorization.

         (f) CCB has not received any notice or other communication (whether oral or written) from any Governmental Body or any other Person regarding (A) any actual, alleged, possible, or potential violation of or failure to comply with any term or requirement of any Governmental Authorization, or (B) any actual, proposed, possible, or potential revocation, withdrawal, suspension, cancellation, termination of, or modification to any Governmental Authorization.

         (g) all applications required to have been filed for the renewal of such Governmental Authorizations have been duly filed on a timely basis with the appropriate Governmental Bodies, and all other filings required to have been made with respect to such Governmental Authorizations have been duly made on a timely basis with the appropriate Governmental Bodies.



         4.16     Legal Proceedings; Orders.
         -----------------------------------

          (a) there is no pending Proceeding:

                (i) that has been commenced by or against CCB or that otherwise relates to or may affect the business of, or any of the assets owned or used by, CCB; or

                (ii) that challenges, or that may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the Contemplated Transactions.

To the Knowledge of the Shareholders and CCB, (1) no such Proceeding has been Threatened, and (2) no event has occurred or circumstance exists that may result in or serve as a basis for the commencement of any such Proceeding.

          (b) there is no Order to which CCB, or any of the assets owned or used by CCB, is subject;

          (c) no shareholder of CCB is subject to any Order that relates to the business of, or any of the assets owned or used by, CCB; and

          (d) no officer, director, agent, or employee of CCB is subject to any Order that prohibits such officer, director, agent, or employee from engaging in or continuing any conduct, activity, or practice relating to the business of CCB.

          (e) CCB is and has been in full compliance with all of the terms and requirements of each Order to which CCB, or any of the assets owned or used by CCB, is or has been subject.

          (f) No event has occurred or circumstance exists that may constitute or result in (with or without notice or lapse of time) a violation of or failure to comply with any term or requirement of any Order to which CCB, or any of the assets owned or used by CCB, is subject.

          (g) CCB has not received any notice or other communication (whether oral or written) from any Governmental Body or any other Person regarding any actual, alleged, possible, or potential violation of, or failure to comply with, any term or requirement of any Order to which CCB, or any of the assets owned or used by CCB, is or has been subject.

         4.17 Absence of Certain Changes and Events. Since the dates of the CCB Balance Sheets, CCB has conducted CCB's business only in the Ordinary Course of Business and there has not been any:

          (a) change in CCB's authorized or issued capital stock; grant of any stock option or right to purchase shares of capital stock of CCB; issuance of any security convertible into such capital stock; grant of any registration rights; purchase, redemption, retirement, or other acquisition by CCB of any shares of any such capital stock; or declaration or payment of any dividend or other distribution or payment in respect of shares of capital stock;

          (b) amendment to the Organizational Documents of CCB;

          (c) payment or increase by CCB of any bonuses, salaries, or other compensation to any stockholder, director, officer, or (except in the Ordinary Course of Business) employee or entry into any employment, severance, or similar Contract with any director, officer, or employee;

          (d) adoption of, or increase in the payments to or benefits pursuant to, any profit sharing, bonus, deferred compensation, savings, insurance, pension, retirement, or other employee benefit plan for or with any employees of CCB;

          (e) damage to or destruction or loss of any asset or property of CCB, whether or not covered by insurance, materially and adversely affecting the properties, assets, business, financial condition, or prospects of CCB, taken as a whole;

          (f) entry into, termination of, or receipt of notice of termination of
          (i) any license, distributorship, dealer, sales representative, joint venture, credit, or similar agreement, or (ii) any Contract or transaction involving a total remaining commitment by or to CCB in an amount equal to or in excess of $10,000.00;

          (g) sale (other than sales of inventory in the Ordinary Course of Business), lease, or other disposition of any asset or property of CCB or mortgage, pledge, or imposition of any lien or other encumbrance on any material asset or property of CCB, including the sale, lease, or other disposition of any of the CCB Intellectual Property Assets;

          (h) cancellation or waiver of any claims or rights with a value to CCB in excess of $10,000.00;

          (i) material change in the accounting methods used by CCB; or

          (j) agreement, whether oral or written, by CCB to do any of the foregoing.

         4.18     Contracts; No Defaults.
         --------------------------------
          (a) CCB has delivered to nightclubaccess.com true and complete copies, of all the Contracts with a value of at least $10,000.00 of CCB.

          (b) No shareholder of CCB (and no Related Person of any such shareholder) has or may acquire any rights pursuant to, and no such shareholder has or may become subject to any obligation or liability pursuant to, any Contract that relates to the business of, or any of the assets owned or used by, CCB.

          (c) no officer, director, agent, employee, consultant, or contractor of CCB is obligated by any Contract that purports to limit the ability of such officer, director, agent, employee, consultant, or contractor to (A) engage in or continue any conduct, activity, or practice relating to the business of CCB, or (B) assign to CCB or to any other Person any rights to any invention, improvement, or discovery.

          (d) Each such Contract is in full force and effect and is valid and enforceable in accordance with its terms.

          (e) CCB is and has been in full compliance with all applicable terms and requirements of each Contract pursuant to which CCB has or had any obligation or liability or by which CCB or any of the assets owned or used by CCB is or was obligated.

          (f) each other Person that has or had any obligation or liability pursuant to any Contract pursuant to which CCB has or had any rights is and has been in full compliance with all applicable terms and requirements of such Contract.

          (g) no event has occurred or circumstance exists that (with or without notice or lapse of time) may contravene, conflict with, or result in a violation or breach of, or give CCB or other Person the right to declare a default or exercise any remedy pursuant to, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any Applicable Contract.

          (h) CCB has not given to or received from any other Person any notice or other communication (whether oral or written) regarding any actual, alleged, possible, or potential violation or breach of, or default pursuant to, any Contract.

          (i) There are no renegotiations of, attempts to renegotiate, or outstanding rights to renegotiate any material amounts paid or payable to CCB pursuant to current or completed Contracts with any Person and no such Person has made written demand for such renegotiation.

          (j) The Contracts relating to the sale, design, manufacture, or provision of products or services by CCB have been entered into in the Ordinary Course of Business and have been entered into without the commission of any act alone or in concert with any other Person, or any consideration having been paid or promised, that is or would be in violation of any Legal Requirement.

         4.19     Insurance.
         -------------------

          (a) CCB has delivered to nightclubaccess.com:

                 (i) true and complete copies of all policies of insurance to which CCB is a party, or any director of CCB, is or has been covered at any time from and after the date of formation of CCB;

                 (ii) true and complete copies of all pending applications for policies of insurance;

                 (iii) any statement by the auditor of the CCB Financial Statements with regard to the adequacy of such entity's coverage or of the reserves for claims;

                 (iv) any self-insurance arrangement by or affecting CCB, including any reserves established pursuant thereto;

                 (v) any contract or arrangement, other than a policy of insurance, for the transfer or sharing of any risk by CCB; and

                 (vi) all obligations of CCB to third parties with respect to insurance (including such obligations pursuant to leases and service agreements) and identifies the policy pursuant to which such coverage is provided.

                 (vii) a summary of the loss experienced pursuant to each policy;

                 (viii) a description of each claim pursuant to an insurance policy for an amount in excess of $10,000.00, which sets forth:

                  (A)      the name of the claimant;

                  (B) a description of the policy by insurer, type of insurance, and period of coverage;

                  (C)      the amount and a brief description of the claim; and

                 (ix) a description of the loss experience for all claims that were self-insured, including the number and aggregate cost of such claims.

                 (x) All policies to which CCB is a party or that provide coverage to any shareholder, director or officer of CCB:

                  (A)      are valid, outstanding, and enforceable;

                  (B) are issued by an insurer that is financially capable and reputable;

                  (C) taken together, provide adequate insurance coverage for the assets and the operations of CCB for all risks normally insured against by a Person carrying on the same business or businesses as CCB;

                  (D) are sufficient for compliance with all Legal Requirements, Governmental Authorizations and Contracts to which CCB is a party or by which CCB is obligated;

                  (E) will continue in full force and effect following the consummation of the Contemplated Transactions; and

                  (F) do not provide for any retrospective premium adjustment or other experienced-based liability on the part of CCB.

          (b) CCB has not received (A) any refusal of coverage or any notice that a defense will be afforded with reservation of rights, or (B) any notice of cancellation or any other indication that any insurance policy is not now in full force or effect or will not be renewed or that the issuer of any policy is not willing or able to perform its obligations pursuant thereto.

          (c) CCB has paid all premiums due, and have otherwise performed all of its obligations, pursuant to each policy to which CCB is a party or that provides coverage to CCB or director or officer thereof.

          (d) CCB has given notice to the insurer of all claims that may be insured thereby.



         4.20 Employees. No employee or director of CCB is a party to, or is otherwise obligated by, any agreement or arrangement, including any confidentiality, non-competition, or proprietary rights agreement, between such employee or director and any other Person ("CCB Proprietary Rights Agreement") that in any way adversely affects or will affect (i) the performance of his or her duties as an employee or director of CCB, or (ii) the ability of CCB to conduct its business, including any CCB Proprietary Rights Agreement with any Shareholder or CCB by any such employee or director. To the CCB's Knowledge, no director, officer, or other key employee of CCB intends to terminate his or her employment with CCB.

         4.21 Labor Relations; Compliance. CCB has not been or is a party to any collective bargaining or other labor Contract. There has not been, there is not presently pending or existing, and there is not Threatened, (a) any strike, slowdown, picketing, work stoppage, or employee grievance process, (b) any Proceeding against or affecting CCB relating to the alleged violation of any Legal Requirement pertaining to labor relations or employment matters, including any charge or complaint filed by an employee or union with the National Labor Relations Board, the Equal Employment Opportunity Commission, or any comparable Governmental Body, organizational activity, or other labor or employment dispute against or affecting CCB or its Facilities, or (c) any application for certification of a collective bargaining agent. No event has occurred or circumstance exists that could provide the basis for any work stoppage or other labor dispute. There is no lockout of any employees by CCB, and no such action is contemplated by CCB. CCB has complied in all respects with all Legal Requirements relating to employment, equal employment opportunity, nondiscrimination, immigration, wages, hours, benefits, collective bargaining, the payment of social security and similar taxes, occupational safety and health, and plant closing. CCB is not liable for the payment of any compensation, damages, taxes, fines, penalties, or other amounts, however designated, for failure to comply with any of the foregoing Legal Requirements.

         4.22     Intellectual Property.
         -------------------------------

         (a) CCB (i) owns all the Intellectual Property specified in the CCB Balance Sheets (the "CCB Intellectual Property Assets"), (ii) neither owns nor uses any Intellectual Property not specified in the CCB Balance Sheets, (iii) pays no royalties to any Person with respect to any CCB Intellectual Property Assets, and (iv) has full, complete, unfettered and lawful right to bring actions for the infringement thereof. CCB owns, or possesses adequate and enforceable rights to use, without payment of royalties, all licenses, trademarks, tradenames, copyrights, patents, trade secrets and processes necessary for the conduct of, or use in, its business as the same is presently being conducted.

         (b) CCB has no Knowledge nor has received any notice to the effect that any service or product it provides or sells, or any process, method, part or material it employees in its business for the use by it or another of any such service, may infringe, or is in conflict with, any asserted right of another Person. There is no pending or Threatened claim or litigation action against CCB contesting its right to use or the validity of any of the CCB Intellectual Property Assets or asserting CCB's misuse of any of the foregoing, which would deprive it of the right to assert its rights pursuant thereto or which would prevent the sale of any service provided or sold by CCB.

         4.23 Certain Payments. Neither CCB nor any director, officer, agent, or employee of CCB, or to CCB's Knowledge any other Person associated with or acting for or on behalf of CCB, has directly or indirectly (a) made any contribution, gift, bribe, rebate, payoff, influence payment, kickback, or other payment to any Person, private or public, regardless of form, whether in money, property, or services (i) to obtain favorable treatment in securing business,
(ii) to pay for favorable treatment for business secured, (iii) to obtain special concessions or for special concessions already obtained, for or in respect of CCB, or (iv) in violation of any Legal Requirement, or (b) established or maintained any fund or asset that has not been recorded in the books and records of CCB.

         4.24     Disclosure.
         --------------------

         (a) No representation or warranty of CCB in this Agreement omits to specify a material fact necessary to make the information specified herein, considering the circumstances in which that information was furnished, not misleading.

         (b) There is no fact known to CCB that has specific application to CCB (other than general economic or industry conditions) and that materially adversely affects or, as far as CCB can reasonably foresee, materially threatens, the assets, business, prospects, financial condition, or results of operations of CCB that has not been set forth in this Agreement.

         4.25 Relationships with Related Persons. No shareholder of CCB or any Related Person of any shareholder of CCB has or has had any interest in any property (whether real, personal, or mixed and whether tangible or intangible), used in or pertaining to CCB's business. No shareholder of CCB or any Related Person of any shareholder of CCB is or has owned (of record or as a beneficial owner) an equity interest or any other financial or profit interest in, a Person that has (i) had business dealings or a material financial interest in any transaction with CCB, or (ii) engaged in competition with CCB with respect to any line of the products or services of CCB in any market presently served by CCB. No shareholder of CCB or any Related Person of any shareholders of CCB is a party to any Contract with, or has any claim or right against, CCB.

         4.26 Brokers or Finders. CCB has not incurred any obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement or the Contemplated Transactions.

         4.27 Corporate Resolutions. CCB has delivered to nightclubaccess.com a certified copy of the resolutions adopted by the Board of Directors of CCB authorizing the execution, delivery and performance of this Agreement and the consummation of the Contemplated Transactions and a certificate of the Secretary of CCB, dated the Effective Date, to the effect that those resolutions were duly adopted and are in full force and effect and with respect to the authority and incumbency of the officers of CCB executing this Agreement.

         4.28 Take or Pay Contracts. CCB is not required to purchase a minimum quantity of utilities, products or services or to make payment therefor. CCB has made no prepayments for utilities, products or services that CCB has not utilized.

         4.29 Banking Relationships. CCB has disclosed to nightclubaccess.com the names and locations of all banks, trust companies, savings and loans associations and other financial institutions at which CCB maintains its safe deposit boxes or accounts of any nature and the names of all persons authorized to have access there to, draw thereon or make withdrawals therefrom.

         4.30 Representation By Counsel. CCB hereby acknowledges that it is aware that CCB and nightclubaccess.com, and each of them, are represented by Stepp Law Group, as legal counsel, and CCB and nightclubaccess.com have consented in writing to the multiple representation of CCB and nightclubaccess.com by the Stepp Law Group and the resulting conflict of interests.

                                    ARTICLE V
                                    ---------
                            INDEMNIFICATION; REMEDIES
                            -------------------------

         5.1 Survival; Right to Indemnification Not Affected by Knowledge. All representations, warranties, covenants, and obligations in this Agreement and any certificate or document delivered pursuant to this Agreement will survive this Agreement. The right to indemnification, payment of Damages (defined later in this Agreement) or other remedy based on such representations, warranties, covenants, and obligations will not be affected by any investigation conducted with respect to, or any Knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant, or obligation. The waiver of any condition based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, will not affect the right to indemnification, payment of Damages, or other remedy based on such representations, warranties, covenants, and obligations.

         5.2 Indemnification and Payment of Damages by the Shareholders. The Shareholders, jointly and severally, will indemnify and hold harmless CCB, and CCB's respective Representatives, stockholders, controlling persons, and affiliates (collectively, the "CCB Indemnified Persons") for, and will pay to the CCB Indemnified Persons the amount of, any loss, liability, claim, damage (including incidental and consequential damages), expense (including reasonable costs of investigation and defense and reasonable attorneys' fees) or diminution of value, whether or not involving a third-party claim (for all purposes of this Article V, collectively, "Damages"), resulting, directly or indirectly, from or in connection with:

          (a) any Breach of any representation or warranty made by the Shareholders or nightclubaccess.com in this Agreement, or any certificate or document delivered by the Shareholders or nightclubaccess.com pursuant to this Agreement;

          (b) any Breach by any Shareholder or nightclubaccess.com of any covenant or obligation of such Shareholder or nightclubaccess.com in this Agreement; or

          (c) any claim by any Person for brokerage or finder's fees or commissions or similar payments based upon any agreement or understanding alleged to have been made by any such Person with any Shareholder or nightclubaccess.com (or any Person acting on their behalf) in connection with any of the Contemplated Transactions.

         The remedies provided in this Section 5.2 will not be exclusive of or limit any other remedies that may be available to CCB or the CCB Indemnified Persons.

         5.3 Indemnification and Payment of Damages by CCB. CCB will indemnify and hold harmless the Shareholders and nightclubaccess.com, and the Shareholders' and nightclubaccess.com's respective representatives, stockholders, controlling persons, and affiliates (collectively, the "Shareholders and nightclubaccess.com Indemnified Persons") for, and will pay to the Shareholders' and nightclubaccess.com Indemnified Persons the amount of, any and all Damages, resulting, directly or indirectly, from or in connection with:

          (a) any Breach of any representation or warranty made by CCB in this Agreement, or any other certificate or document delivered by CCB pursuant to this Agreement;

          (b) any Breach by CCB of any covenant or obligation of CCB in this Agreement; or

          (c) any claim by any Person for brokerage or finder's fees or commissions or similar payments based upon any agreement or understanding alleged to have been made by any such Person with CCB (or any Person acting on it's behalf) in connection with any of the Contemplated Transactions.

         The remedies provided in this Section 5.3 will not be exclusive of or limit any other remedies that may be available to the Shareholders and nightclubaccess.com or the Shareholders' and nightclubaccess.com Indemnified Persons.

         5.4      Procedure for Indemnification -- Third Party Claims.
         -------------------------------------------------------------

         (a) Promptly after receipt by a Person indemnified pursuant to this
Article V of notice of the commencement of any Proceeding against it, such indemnified Person will, if a claim is to be made against an indemnifying Person pursuant to this Article V, give notice to the indemnifying Person of the commencement of such claim, but the failure to notify the indemnifying Person will not relieve the indemnifying Person of any liability that it may have to any indemnified Person, except to the extent that the indemnifying Person demonstrates that the defense of such claim is prejudiced by the indemnifying Person's failure to give such notice.

         (b) If any Proceeding referred to in Section 5.4(a) is brought against an indemnified Person and it gives notice to the indemnifying Person of the commencement of such Proceeding, the indemnifying Person will, unless the claim involves Taxes, be entitled to participate in such Proceeding and, to the extent that it desires (unless (i) the indemnifying Person is also a party to such Proceeding and the indemnified Person determines in good faith that joint representation would be inappropriate, or (ii) the indemnifying Person fails to provide reasonable assurance to the indemnified Person of its financial capacity to defend such Proceeding and provide indemnification with respect to such Proceeding), to assume the defense of such Proceeding with counsel satisfactory to the indemnified Person and, after notice from the indemnifying Person to the indemnified Person of its election to assume the defense of such Proceeding, the indemnifying Person will not, as long as it diligently conducts such defense, be liable to the indemnified Person pursuant to this Article V for any fees of other counsel or any other expenses with respect to the defense of such Proceeding, in each case subsequently incurred by the indemnified Person in connection with the defense of such Proceeding, other than reasonable costs of investigation. If an indemnifying Person assumes the defense of a Proceeding,
(i) it will be conclusively established for purposes of this Agreement that the claims made in that Proceeding are within the scope of and subject to indemnification; (ii) no compromise or settlement of such claims may be effected by the indemnifying Person without the indemnified Person's consent, unless (A) there is no finding or admission of any violation of Legal Requirements or any violation of the rights of any Person and no effect on any other claims that may be made against the indemnified Person, and (B) the sole relief provided is monetary damages that are paid in full by the indemnifying Person; and (iii) the indemnified Person will have no liability with respect to any compromise or settlement of such claims effected without its consent. If notice is given to an indemnifying Person of the commencement of any Proceeding and the indemnifying Person does not, within 10 days after the indemnified Person's notice is given, give notice to the indemnified Person of its election to assume the defense of such Proceeding, the indemnifying Person will be obligated by any determination made in such Proceeding or any compromise or settlement effected by the indemnified Person.

         (c) Notwithstanding the foregoing, if an indemnified Person determines in good faith that there is a reasonable probability that a Proceeding may adversely affect it or its affiliates other than as a result of monetary damages for which it would be entitled to indemnification under this Agreement, the indemnified Person may, by notice to the indemnifying Person, assume the exclusive right to defend, compromise, or settle such Proceeding, but the indemnifying Person will not be obligated by any determination of a Proceeding so defended or any compromise or settlement effected without its consent (which shall not be unreasonably withheld).

         5.5 Procedure for Indemnification-- Other Claims. A claim for indemnification for any matter not involving a third-party claim may be asserted by notice to the party from whom indemnification is sought.


                                   ARTICLE VI

                               GENERAL PROVISIONS
                               ------------------

         6.1 Expenses. Except as otherwise expressly provided in this Agreement, each party shall pay all expenses, costs and fees (including attorneys' fees) incurred by that party in connection with the Contemplated Transactions, including the preparation, execution and delivery of this Agreement and the ancillary agreements, schedules and documents related to the Contemplated Transactions.

         6.2 Public Announcements. Any public announcement or similar publicity with respect to this Agreement or the Contemplated Transactions will be issued, if at all, at such time and in such manner as CCB and Shareholders shall mutually determine. Shareholders and CCB will consult with each other concerning the communication by which NightClubAccess.com's employees, customers, and suppliers and other Persons having dealings with NightClubAccess.com will be informed of the Contemplated Transactions, and CCB will have the right to be present for any such communication.

         6.3 Notices. All notices, consents, waivers, and other communications pursuant to this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt),
(b) sent by facsimile machine (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and facsimile machine numbers set forth below (or to such other addresses and facsimile machine numbers as a party may designate by notice to the other parties):

         If to the Shareholders:

              To the individuals, at the addresses set forth in Exhibit A.

         NightClubAccess.com:

                  nightclubaccess.com
                  Suite 200, 541 Howe Street
                  Vancouver, British Columbia
                  Canada V6E 2C

         CCB:

         CCB Corp.
         23 Corporate Plaza, Suite 180
         Newport Beach, California  92663

         6.4 Jurisdiction; Service of Process. Any action or proceeding seeking to enforce any provision of, or based on any right resulting from, this Agreement may be brought against any of the parties in the courts of the State of Nevada, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

         6.5 Further Assurances. The parties agree (a) to furnish upon request to each other such additional information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other parties may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

         6.6 Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege pursuant to this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right resulting from this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

         6.7 Entire Agreement and Modification. This Agreement supersedes all prior agreements between the parties with respect to its subject matter and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the Agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written Agreement executed by the party to be charged with any such amendment.

         6.8 Assignments, Successors, and No Third-party Rights. No party may assign any of its rights pursuant to this Agreement without the prior written consent of the other parties, and any such assignment shall be null and void ab initio. Subject to the preceding sentence, this Agreement will apply to, obligate in all respects, and inure to the benefit of, the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any Person, other than the parties to this Agreement, any legal or equitable right, remedy, or claim pursuant to or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

         6.9 Severability. If any provision of this Agreement is determined to be invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement determined to be invalid or unenforceable only in part or degree will remain in full force and effect to the extent not determined to be invalid or unenforceable.

         6.10 Section Headings, Construction. The headings of sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "section" or "sections" refer to the corresponding section or sections of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

         6.11 Time of Essence. With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

         6.12 Governing Law. This Agreement will be governed by the laws of the State of Nevada, without regard to conflicts of laws principles.

         6.13 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same Agreement.


             THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the Effective Date.

                              CCB Corp.,
                              a Nevada corporation

                               By: /s/ Mark Jacques
                                   ------------------------------------------
                                   Mark Jacques
                                   Its: President

                               By: /s/ Mark Jacques
                                   ------------------------------------------
                                   Mark Jacques
                                   Its: Secretary

                              nightclubaccess.com, Inc.,
                              a Nevada corporation



                                By: /s/ John H. Meier
                                    -----------------------------------------
                                     John H. Meier
                                     Its: President, Secretary

                                Shareholders of nightclubaccess.com, Inc.

                                By: /s/ John H. Meier
                                    -----------------------------------------
                                    John H. Meier

                                Their: Agent and Attorney-in-Fact



================================================================================



                               EXHIBIT "A"
                               -----------
--------------------------------------------------------------------
    Name and Address of                             Number
        Shareholder                                of Shares
--------------------------------------------------------------------

--------------------------------------------------------------------
Hazelwood Estates, Ltd.
Suite 13, First Floor, Oliaji Trade Center
Francis Rachel Street
Victoria, Mahe, Seychelles                           500,000
--------------------------------------------------------------------
Derek Pink
1807 - 1238 Richards Street
Vancouver, BC                                        250,000
Canada V6B 3G2
--------------------------------------------------------------------
Meier Entertainment Group, Inc.
101 - 1001 West Broadway, Dept. 832
Vancouver, BC                                        250,000
Canada V6H 4E4
--------------------------------------------------------------------
Longlane International, Inc.
No. 2 Commercial Centre Square                       500,000
Alofi, Niue
--------------------------------------------------------------------
Ottoman Overseas S.A.
No. 2 Commercial Centre Square                       500,000
Alofi, Niue
--------------------------------------------------------------------
Michael Laidlaw
55 Falcon Way
Clippers Quay, Isle of Dogs                          50,000
London, UK E14 9U0
--------------------------------------------------------------------
Matador Compagnia S.A.
55 Barrack Road                                      500,000
Belize City, Belize
--------------------------------------------------------------------

--------------------------------------------------------------------
Jeannie Heaney
653 West Queen
North Vancouver, BC                                  500,000
Canada I7N 2L2
--------------------------------------------------------------------
Alliance Associates, Ltd.
Saffrey Square, Suite 205                            500,000
Nassau, Bahamas
--------------------------------------------------------------------
Dom Vitaro
2251 E. 53rd Avenue
Vancouver, BC                                        10,000
Canada V5P 1X9
--------------------------------------------------------------------
Cravotta Consulting, Ltd.
4879 - 7A Avenue
Delta, BC                                            500,000
Canada V4M 1R3
--------------------------------------------------------------------
John Meier
360 English Bluff Road
Tsawwassen, BC                                       250,000
Canada V4M 2N1
--------------------------------------------------------------------
Darren Smith
6708 Cypress Street
Vancouver, BC                                        20,000
Canada
--------------------------------------------------------------------
Joe DeVries
173 Woodland Drive
Delta, British Columbia                              500,000
Canada, V4L 2H7
--------------------------------------------------------------------
John Thornton
2586 Cornwall Avenue
Vancouver, BC                                        500,000
Canada, V6K 1C2
--------------------------------------------------------------------

--------------------------------------------------------------------
Gary Assaly
4591 Britannia Drive
Richmond, BC                                         500,000
Canada, V7E 6B1
--------------------------------------------------------------------
Wayne Koch
#601 - 938 Howe Street
Vancouver, BC                                        500,000
Canada V6Z 1N9
--------------------------------------------------------------------
Techven Finance Corp.
703 - 938 Howe Street
Vancouver, BC                                        500,000
Canada
--------------------------------------------------------------------
Robert John Palkowski
4659 Rutland Road                                    200,000
Vancouver, BC  Canada
--------------------------------------------------------------------
Internet Television Network
Suite 320 - 1100 Melville Street
Vancouver, BC                                       3,000,000
Canada V6E 4A6
-------------------------------------------------------------------------------
Rob MaKay
Apt 311 - 1212 Howe Street
Vancouver, BC                                        20,000     August 22, 2000
Canada
-------------------------------------------------------------------------------
502250 BC Ltd.
6 - 1245 Homer Street
Vancouver, BC
Canada                                               40,000
--------------------------------------------------------------------
Stephanie Pink
3717 Regent Avenue
North Vancouver, BC                                  20,000
Canada V7N 2C3
--------------------------------------------------------------------

--------------------------------------------------------------------
Iuano Veshini
404 Sutherland Avenue
North Vancouver, BC                                  20,000
Canada V7C 3Z2
--------------------------------------------------------------------
David B. Pink
3717 Regent Avenue
North Vancouver, BC                                  40,000
Canada V7N 2C3
--------------------------------------------------------------------
Daniel Cripps
2809 - 1009 Expo Blvd.
Vancouver, BC                                        20,000
Canada V6Z 2V9
--------------------------------------------------------------------
Andy Latchford
Unit C 258 East 3rd
North Vancouver                                      20,000
Canada
--------------------------------------------------------------------
Nawaz (Aussie) Jiwani
#101 - 2476 York Avenue
Vancouver, BC                                         6,700
Canada V6K 1E2
--------------------------------------------------------------------
William S. Kershaw
1216 Lennox Street                                   40,000
Canada V7H 1X3
--------------------------------------------------------------------
Cletus Severyn
8259 153 St.
Surrey, BC                                            6,667
Canada
--------------------------------------------------------------------
Camil Debuc
1104 - 1010 Howe St.
Vancouver, BC                                        13,000
Canada V6Z 1P5
--------------------------------------------------------------------

--------------------------------------------------------------------
Sara Bryant
210 - 1500 Pendrell St.                              13,333
Vancouver, BC  Canada
--------------------------------------------------------------------
Johann Helf
1813 Marshall St.
Kelowna, BC                                          133,335
Canada V1Y 2B6
--------------------------------------------------------------------
Jerry Jean-Baptiste
1060 W. King Edward Ave.
Vancouver, BC                                        20,000
Canada V6H 1Z4
--------------------------------------------------------------------
Christina J. Dean
3179 Point Grey Rd.
Vancouver, BC
Canada VGK 1B3                                         2,200
--------------------------------------------------------------------
Ryan Boyd
2335 King Albert Avenue
Coquitlam, BC                                          4,468
Canada V3J 7E6
--------------------------------------------------------------------
Scott Young
4869 Canary St.
Vancouver, BC                                         20,001
Canada V5N 3S1
--------------------------------------------------------------------
Dianne Kellough
101 - 1220 Fir Street
White Rock, BC                                         6,000
Canada V4B 4B1
--------------------------------------------------------------------
Ann Bryant
#210 - 1500 Pendrell St.
Vancouver, BC
Canada V6G 3A5                                       13,333
--------------------------------------------------------------------

--------------------------------------------------------------------
Gregg Stoddard
5240 Hollyfield Ave.
Richmond, BC                                          6,667
Canada V7E 4T8
--------------------------------------------------------------------
Norwegian Holdings Ltd.
Romasco Place, Wickhams Cay 1                        13,335
Road Town, Tortola, BV1
--------------------------------------------------------------------
Chris M.G. Couch
209 - 501 Pacific Street
Vancouver, BC                                         6,670
Canada V6Z  2X6
--------------------------------------------------------------------
Liane Allman
209 - 501 Pacific Street
Vancouver, BC                                         6,670
Canada V6Z 2X6
--------------------------------------------------------------------
Jenny McGruer
#3 - 877 West 7th Avenue
Vancouver, BC                                         6,667
Canada V6Z 1C2
--------------------------------------------------------------------
Patrick Munson
1749 Byrns Rd.
Kelowna, BC                                          13,334
Canada V1Y 2G3
--------------------------------------------------------------------
Chris Dobson
1004 - 1088 Quebec Street
Vancouver, BC                                        13,334
Canada V6A H21
--------------------------------------------------------------------